UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 23, 2007


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

         New York                      1-7657                13-4922250
----------------------------   ------------------------   -------------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
 of incorporation                                           Identification No.)
 or organization)

200 Vesey Street, World Financial Center
New York, New York                                           10285
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(Address of principal executive offices)                   (Zip Code)

      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02   Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On February 23, 2007, Gary L. Crittenden resigned as Executive Vice President and Chief Financial Officer of American Express Company, effective that day.

(c) On February 25, 2007, the Company named Daniel T. Henry as Executive Vice President and acting Chief Financial Officer of the Company. Mr. Henry, age 57, joined the Company in 1990 as Comptroller and served in such position until 2000. Since 2000, he has served as Executive Vice President and Chief Financial Officer of the Company's U.S. Consumer, Small Business and Merchant Services businesses. A copy of the press release announcing the appointment of Mr. Henry is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1 Press release, dated February 25, 2007, announcing the appointment of Daniel T. Henry as Executive Vice President and acting Chief Financial Officer of the Company.





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERICAN EXPRESS COMPANY
                                              (REGISTRANT)

                                              By: /s/ Stephen P. Norman
                                                  Name:  Stephen P. Norman
                                                  Title: Secretary


Date:   February 27, 2007


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                                 EXHIBIT INDEX


Exhibit
No.                               Description
--------    ------------------------------------------------------------------
99.1        Press release, dated February 25, 2007, announcing the appointment of Daniel T. Henry as Executive Vice President and acting Chief
            Financial Officer of the Company.